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                                                     THE AB POOLING PORTFOLIOS
                                                      -AB High-Yield Portfolio
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Supplement dated May 6, 2016 to the Prospectus dated December 31, 2015 of The AB
Pooling Portfolios (the "Prospectus") offering the AB High-Yield Portfolio (the "Portfolio").

                                     * * * * *

Recently, the Board of Trustees of The AB Pooling Portfolios (the "Trust") approved, and recommended to shareholders for their approval, a proposal for the assets and liabilities of the Portfolio to be acquired by AB High Yield Portfolio (the "Acquiring Portfolio", and together with the Portfolio, the "Portfolios"), a series of AB Bond Fund, Inc. The Portfolios pursue substantially similar investment objectives and strategies. Disclosure differences between the investment objectives and strategies for the Portfolios have not resulted, and are not expected to result, in substantial differences in the actual management of the Portfolios.

If the Portfolio's shareholders approve the acquisition, all of the Portfolio's assets and liabilities will be transferred to the Acquiring Portfolio, and shareholders of the Portfolio will receive Class Z shares of the Acquiring Portfolio in exchange for their shares of the Portfolio.

The Portfolio will distribute to shareholders of record information about the proposed acquisition of the Portfolio by the Acquiring Portfolio and request their consent for the proposal. If approved by shareholders, the acquisition is expected to be completed in July or August 2016.
















This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.
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